FIRST MODIFICATION
                              TO AGREEMENT OF LEASE
                              (With Owner Consent)

     THIS AGREEMENT is made and entered into by and between DON R. COLLINS, d/b/a/ TENNESSEE VALLEY COMMUNICATIONS ("Lessor") and CROSSVILLE TV LIMITED PARTNERSHIP ("Lessee").


     WITNESSETH: THAT, WHEREAS, the parties hereto are parties to that certain Agreement of Lease dated March 20, 1997, and to which Agreement of Lease specific reference is hereby made;

     AND, WHEREAS, the parties now desire to amend the Agreement of Lease as hereinafter set forth, otherwise to remain in full force and effect as originally executed.

     NOW, THEREFORE, for and in consideration of the sum of One Dollar ($1.00), and other good valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree that the Agreement of Lease shall by amended, so as to ad the following language to paragraph 10 thereof:

          "Notwithstanding any other provision of this Agreement of Lease which may be to the contrary, the parties agree that Lessee shall have the full responsibility for any and all damage or loss of any nature on or to the property Lessor (or others in possession through Lessor) caused by any of Lessee's equipment, including but not limited to damage or loss from the falling of the tower, within a radius of 790 feet from the base of the tower."

     IN WITNESS WHEREOF, the parties have executed this First Modification to Agreement of Lease on this the 23rd day of May, 1997.

                                    LESSOR:


                                    /s/Don D. Collins
_______________________________     ____________________________________
         WITNESS                    DON D. COLLINS, d/b/a
                                    TENNESSEE VALLEY COMMUNICATIONS


                                    LESSEE:


                                    CROSSVILLE TV LIMITED PARTNERSHIP
                                    By C.W. TV, Inc., General Partner



/s/Witness                          By /s/Cynthia P. Willis
_______________________________     ____________________________________
         WITNESS                           CYNTHIA P. WILLIS, PRESIDENT


/s/Witness
________________________________
         WITNESS


STATE OF TENNESSEE                  Section
                                    Section
COUNTY OF Anderson                  Section

     Personally appeared before me, Lisa L. Russell, a duly commissioned Notary Public in and for the State and County aforesaid, DON D. COLLINS d/b/a Tennessee Valley Communications with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained.

         Witness my hand at office this the 23rd day of May, 1997.

                                    /s/ Lisa L. Russell
                                    ________________________________________
                                    Notary Public

My Commission Expires: 2-25-98

                                     CONSENT

     THE UNDERSIGNED OWNER, having consented to the Agreement of Lease between DON D. COLLINS, d/b/a Tennessee Valley Communications, and CROSSVILLE TV LIMITED PARTNERSHIP, dated March 20, 1997, and which Consent Agreement is likewise dated March 20, 1997, does hereby agree and consent to the terms of the First Modification to the Agreement of Lease, to which this Consent is attached.

     DATED this 11th day of June, 1997.

                                             THE COAL CREEK MINING &
                                             MANUFACTURING COMPANY

                                             By: /s/ Chuck Whieke
                                                 __________________________
                                             Title: General Manager

STATE OF TENNESSEE                  Section
                                    Section
COUNTY OF Anderson                  Section


     Personally appeared before me, Lisa L. Russell, a duly commissioned Notary Public in and for the State and County aforesaid, Chuck Whieke, with whom I am personally acquainted, and who acknowledged that __he executed the within instrument for the purposes therein contained, and who further acknowledged that __he is the General Manager for the Maker, THE COAL CREEK MINING & MANUFACTURING COMPANY, or a constituent of the Maker, and is authorized by the Maker or by its constituent, the constituent being authorized by the Maker, to execute the foregoing instrument on behalf of the Maker.

         Witness my hand at office this the 11th day of June, 1997.

                                                /s/ Lisa L. Russell
                                                ______________________________
                                                Notary Public

My Commission Expires: 2-25-98

STATE OF FLORIDA                    Section
                                    Section
COUNTY OF Leon                      Section


     Personally appeared before me, Kimberly S. Rogers, a duly commissioned Notary Public in and for the State and County aforesaid, CYNTHIA P. WILLIS, with whom I am personally acquainted, and who acknowledged that she executed the within instrument for the purposes therein contained, and who further acknowledged that she is the PRESIDENT of C.W. TV, INC., the general partner of the Maker, CROSSVILLE TV LIMITED PARTNERSHIP, or a constituent of the Maker, and is authorized by the Maker or by its constituent, the constituent being authorized by the Maker, to execute the foregoing instrument on behalf of the Maker.

         Witness my hand at office this the 29th day of July, 1997.

                                            /s/ Kimberly S. Rogers
                                            __________________________________
                                            Notary Public


My Commission Expires:     Kimberly S. Rogers
                           My Commission # CC460029 Expires
                           July 13, 1999
                           Bonded Thru Troy Fain Insurance, Inc.